Phoenix Series Fund
                      Supplement dated November 11, 1997 to
       Prospectus dated February 28, 1997 as supplemented March 10, 1997,
                       June 30, 1997 and September 8, 1997


The Portfolio Managers

The following replaces the paragraph under the heading "Balanced Series" located on page 24 of the Prospectus.

     Investment and trading decisions for the Balanced Series are made by a team of equity investment professionals and a team of fixed income investment professionals.

The following replaces the paragraph under the heading "Growth Series" also located on page 24 of the Prospectus.

     Investment and trading decisions for the Growth Series are made by a team of equity investment professionals.

The following replaces the paragraph under the heading "Aggressive Growth Series" on page 24 of the Prospectus.

     Mr. William J. Newman serves as Portfolio Manager of the Aggressive Growth Series and as such is primarily responsible for the day to day management of the Series' investments. Mr. Newman also serves as Portfolio Manager of each of the four series of Phoenix Strategic Equity Series Fund and as Portfolio Manager of Mid Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Newman is Chief Investment Strategist and Executive Vice President of the Adviser and National Securities & Research Corporation. Mr. Newman is also a Senior Vice President of the Fund, and of The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Income and Growth Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund, and Phoenix Duff & Phelps Institutional Mutual Funds. Prior to his current position, Mr. Newman was Chief Investment Strategist and Managing Director of Phoenix Home Life Mutual Insurance Company from April through November, 1995, Chief Investment Strategist for Kidder Peabody in New York from May, 1993 to December, 1994, and Managing Director at Bankers Trust from March, 1991 to May, 1993.


PDP 393M (11/97)